SPDR® INDEX SHARES FUNDS (the “Trust”)

Supplement dated August 2, 2016

to the Prospectus and Statement of Additional Information

dated January 31, 2016, as supplemented

SPDR S&P BRIC 40 ETF

SPDR MSCI EM 50 ETF

SPDR MSCI EM Beyond BRIC ETF

SPDR Russell/Nomura PRIME Japan ETF

SPDR Russell/Nomura Small Cap Japan ETF

SPDR S&P International Mid Cap ETF

(each, a “Fund,” and collectively, the “Funds”)

At the recommendation of SSGA Funds Management, Inc. (the “Adviser”), the Trust’s investment adviser, the Trust’s Board of Trustees voted to close and liquidate each Fund. Accordingly, at the close of business on or about August 24, 2016, the Funds will no longer accept creation orders. August 24, 2016 will be the last day of trading on the NYSE Arca, Inc., each Fund’s principal U.S. listing exchange. Each Fund will cease operations, liquidate its assets, and distribute proceeds to shareholders of record on or about August 31, 2016 (the “Liquidation Date”). Shareholders of record of each Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date, which will include any capital gains and dividends as of this date. Prior to the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund not tracking its Index and increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of the Funds may sell their holdings on the NYSE Arca, Inc. prior to August 25, 2016. Customary brokerage charges may apply to such transactions. From August 25, 2016 through the Liquidation Date, we cannot assure you that there will be a market for your shares.

On the Liquidation Date, each Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, shareholders generally will recognize a capital gain or loss on the redemptions. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-866-787-2257 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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